Exhibit 99.1

Merrill Lynch Global Transportation Conference June 17, 2008 Doug Steenland President and Chief Executive Officer

2 Forward Looking Statements Statements in this presentation that are not purely historical facts, including statements regarding our beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, the ability of the company to operate pursuant to the terms of its financing facilities (particularly the related financial covenants), the ability of the company to attract, motivate and/or retain key executives and associates, the future level of air travel demand, the company’s future passenger traffic and yields, the airline industry pricing environment, increased costs for security, the cost and availability of aviation insurance coverage and war risk coverage, the general economic condition of the U.S. and other regions of the world, the price and availability of jet fuel, the war in Iraq, the possibility of additional terrorist attacks or the fear of such attacks, concerns about Severe Acute Respiratory Syndrome (SARS) and other influenza or contagious illnesses, labor strikes, work disruptions, labor negotiations both at other carriers and the company, difficulties in integrating the operations of the company and Delta following the merger, low cost carrier expansion, capacity decisions of other carriers, actions of the U.S. and foreign governments (including conditions imposed by U.S. or foreign governments to obtain regulatory approval for the merger), foreign currency exchange rate fluctuations and inflation. Other factors include the possibility that the merger may note close, including due to the failure to receive required stockholder or regulatory approvals, or the failure of other closing conditions. Northwest cautions that the foregoing list of factors is not exclusive. Additional information with respect to the factors and events that could cause differences between forward-looking statements and future actual results is contained in the company's Securities and Exchange Commission filings, including the company's Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation.

Additional Information About the Merger and Where to Find It In connection with the proposed merger, Delta filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that includes a joint proxy statement of Delta and Northwest, which also constitutes a prospectus of Delta. Delta and Northwest will mail the joint proxy statement/prospectus to their stockholders. Delta and Northwest urge investors and security holders to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Delta’s website (www.delta.com) under the tab “About Delta” and then under the heading “Investor Relations” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from Northwest’s website (www.nwa.com) under the tab “About Northwest” and then under the heading “Investor Relations” and then under the item “SEC Filings and Section 16 Filings.”

Delta, Northwest and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Delta and Northwest stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Delta and Northwest stockholders in connection with the proposed merger will be set forth in the final proxy statement/prospectus when it is filed with the SEC. You can find information about Delta’s executive officers and directors in its Annual Reports on Form 10-K (including any amendments thereto), Current Reports on Form 8-K and other documents subsequently filed with the SEC, as well as in its definitive proxy statement filed with the SEC in connection with Delta’s 2008 Annual Meeting of Stockholders. You can find information about Northwest’s executive officers and directors in its Annual Reports on Form 10-K (including any amendments thereto), Current Reports on Form 8-K and other documents subsequently filed with the SEC, as well as in its definitive proxy statement to be filed with the SEC related to Northwest’s 2008 Annual Meeting of Stockholders. You can obtain free copies of these documents from Delta and Northwest using the contact information above.

3 Agenda • Financial Performance • Current Environment • Northwest / Delta Merger

• 4 Northwest reported 2007 pre-tax income of $764 million excluding the impact of reorganization items $301 $764 $2,058 $3,034 2.4 (2.0) $1,689 $1,981 • $463 million improvement Pre-tax Income (mil) EBITDAR (mil) • Improved EBITDAR Revenues & Costs Unrestricted Cash (mil) • Strong unit revenue and cost performance • Strong cash position 2006 2007 2006 2007 YE 2006 YE 2007 Consolidated RASM % YoY1 Mainline CASM ex-fuel % YoY2 Cash, Cash Equivalents and Unrestricted Short-Term Investments Note: Excludes reliability program payments and out-of-period fuel hedges; 2006 Adjusted for regional aircraft rent expense reclassification 1Excludes impact of Fresh start reporting 2Excludes unusual items Excludes reorganization items 2007 Financial Highlights

5 First Quarter 2008 Financial Results Operating Revenue 3,127 254 Fuel Expense* 1,222 (445) Pre-tax Loss** (191) (264) $ mil 1Q08 B/(W) YoY • $191 million pre-tax loss excluding unusual items and out-of-period fuel hedges – $264 million year-over-year unfavorable net result coming on a $445 million increase in fuel expense * Includes $108 mil fuel in regional carrier expense ** Excludes unusual items and out-of-period fuel hedges

6 May Year-To-Date Revenue Performance • Year-to-date, consolidated RASM has improved 5.1% excluding the impact of fresh start accounting – May consolidated RASM up 7.1% Note: Excludes fresh start impact Consolidated RASM – May YTD 11.10 cents 11.67 cents May YTD 2007 May YTD 2008 +5.1%

7 Agenda • Financial Performance • Current Environment •Northwest / Delta Merger

8 2007 Results vs Plan of Reorganization (POR) Excluding the impact of higher fuel Northwest has hit its POR targets 2007 B/(W) Plan Consolidated RASM* (cts) 11.71 1.4% Total CASM ex-fuel (cts) 7.72 0.8% Labor CASM** (cts) 2.43 1.4% Unrestricted Cash ($ mil) 3,034 $104 Fuel Price/gal $2.07 (7.8%) * Excludes fresh start impact ** Excludes success sharing, profit sharing and other non-cash emergence related items *** Excludes the impact of $213M investment in Midwest Airlines ***

9 Current Environment Unprecedented fuel prices and potential recession are creating a challenging environment – Strong, internationally diverse network – Best-in-class network cost structure – Strong liquidity and balance sheet – Tight capital spending controls – Profitability enhancing fleet renewal – Game-changing merger with Delta Northwest’s Assets Position It to Meet Fuel Challenge

Strong Network

- **Northwest's network generates a unit revenue premium**

Network Characteristics

Domestic

- Strong hub positions at MSP, DTW, MEM
- #1 Heartland U.S. carrier with 24% share

Pacific

- #1 U.S. carrier at Tokyo-Narita, #1 U.S.-Japan share
- Unique 5th freedom rights to fly from Japan to Asian countries; 376 weekly take-off/landing slots

Atlantic

- $4 bil NWA/KLM Joint Venture
- Youngest Trans-Atlantic fleet in industry with all Airbus 330 aircraft
- KL JV provides for strong European point-of-sale revenue

RASM vs. Industry



13.0¢
12.4¢
11.7¢
11.7¢
11.1¢
10.2¢
9.8¢
8.6¢
7.8¢
7.3
Industry
jetBlue
AirTran

2007 Consolidated System Psgr RASM
Seat-Weight Stage-Length Adjusted to NWA

10

11 Competitive Cost Structure 2007 Total CASM ex-Fuel (cts) 9.4 8.8 8.5 8.4 7.7 7.1 6.5 5.7 4.7 4.7 Northwest’s total cost structure remains highly competitive – CASM remains consistent with business plan on reduced capacity Excludes fuel and unusual items and includes non-operating expense Seat-weight stage-length adjusted

12 37 31 29 23 21 20 18 17 15 15 Liquidity / LTM Revenue (%) Liquidity remains strongest among network carriers Strong Liquidity Liquidity ($bil) $3.7 $1.1 $3.7 $0.7 $4.8 $2.4 $3.6 $2.5 $3.1 $0.4 As of 3/31/08 Liquidity = Unrestricted Cash + Undrawn facilities + for NWA, $325M remaining in tax trust fund established in 2002

13 0.1 3.1 3.7 4.3 4.3 4.6 4.8 6.4 6.5 3.8 Net Debt / LTM EBITDAR Capitalization ratios strongest among network carriers Strong Balance Sheet As of 3/31/08 NWA Net Debt = Balance sheet debt and capital leases + PV aircraft lease - unrestricted cash Other Airlines Net Debt = Balance sheet debt and capital leases + 7x annual aircraft rent - unrestricted cash (unless otherwise provided) EBITDAR excludes reliability incentive program expense and non-recurring expenses

14 Manageable Capex $1.2 $0.4 $0.7 $0.3 $0.1 $0.1 2008 2009 2010 Aircraft Capex ($ bil) Northwest’s expected capex requirements are minimal – Pre-committed financing on all aircraft deliveries – Non-aircraft spending reduced from $255 million to $150 million in 2008 Total Unfinanced $150 $150 $150 2008 2009 2010 Non-Aircraft Capex ($ mil) Original Plan = $255M Approximately $140 mil. spent through Q2

15 Northwest’s re-fleeting program enhances profitability through lower costs, reduced fuel burn and improved operating performance Profitable Re-fleeting 32 A330s already delivered Operates world’s largest A330 fleet Youngest Trans-Atlantic fleet 72 76-seat Regional Jets – 49 delivered by end of June – 72 by year-end 2008 Operated by wholly-owned regionals with best in class cost structure B787 North America launch customer 18 firm + 50 options Game changer First delivery now expected in November 2009

16 Fuel Hedges % of Fuel Requirement Hedged 59.5% 57.2% 51.5% June Q3 Q4 Northwest has hedged 54% of its remaining 2008 jet fuel requirements – Current mark-to-market value approximately $305 million – Combination of collars and swaps on crude oil and jet fuel Estimated NW Jet Fuel Price1 1Includes jet fuel plus transportation costs $3.86 $3.71 $3.46 Q3 Q4 2008 (Based on forward price as of 6/13)

17 Capacity Reductions Northwest is implementing additional 2nd half 2008 capacity reductions – Fourth quarter mainline capacity reduced by 8.5% - 9.5% versus 2007 – Northwest is removing an additional 14 B757 and A320 aircraft – DC9 fleet reduced from 94 at the start of 2008 to 61 (20 DC9-30s and 41 DC9-40s/50s) by year-end – Resulting headcount reductions will be achieved through voluntary separation programs and furloughs if necessary Q4 Capacity (ASMs) % chg vs. Q407 Mainline (8.5%) – (9.5%) Regionals +50% – +55% Domestic Consolidated (7%) – (8%) System Consolidated (3%) – (4%)

18 Additional Actions Revenue enhancements – Fuel surcharges, fare and fee increases Cargo fleet and capacity changes – Accelerated retirement of 3 freighter aircraft Amendment to bank credit facility complete which waives fixed charge covenant test until second quarter 2009 with gradual ramp-in thereafter Credit card processing agreement extended by two years – No holdbacks expected

19 Agenda Financial Performance Current Environment Northwest / Delta Merger

20 The Northwest / Delta merger will create the world’s leading global airline – Merger of choice, not convenience, brings together unique, non-replicable assets – Transaction facilitated by best-in-class cost structures and creates an industry leading balance sheet – End-to-end merger leads to a geographically balanced network for our passengers – Significant synergies resulting from the transaction – Regulatory approval expected in the fourth quarter of 2008 Northwest / Delta Merger

21 Given current fuel environment, the Northwest / Delta merger makes even more sense now – Combination of best-in-class cost structures creates an industry leading balance sheet that will better position the new carrier to address current environment – Network scope and presence benefits even more valuable as the industry continues to cut capacity and shrink networks – Integration planning well underway and is not expected to experience issues typical of mergers Combined management structure to be identified early in planning process Operating systems integration facilitated by complementary SkyTeam systems Expect pilot agreement to be resolved by closing – The merged carrier will be in the best position to compete in the industry Position further strengthened in current environment Merger Makes More Sense Now

22 Stock-for-stock transaction – Northwest shareholders to receive 1.25 shares of Delta common stock for each Northwest common share Company will be named Delta – World headquarters in Atlanta – Executive offices in Minneapolis/St. Paul, New York, Tokyo, Amsterdam and Paris Board will consist of 13 members – 7 directors from the Delta Board – 5 directors from the Northwest Board – 1 director designated by ALPA Proven management team Transaction Highlights

23 Northwest’s presence in Central U.S. complements Delta’s presence in the East – Half of Northwest’s domestic capacity is concentrated in the North Central region – Nearly 60% of Delta’s domestic capacity is concentrated in the East Asia access for Delta customers and Atlantic / Latin access for Northwest customers creates significant value – 55% of Northwest’s international capacity touches Asia versus 7% for Delta Combined carrier results in 60/40 mix of domestic and international capacity – Longer-term goal to reach 50/50 mix Source: March 2008 OAG (week sample) Globally Balanced Airline Delta / Northwest Combined Capacity by Region Domestic International 31% 24% 28% 14% 3% Northeast & Mid Atlantic West & Mountain West North Central South Central 21% 6% 3% 28% 42% Canada Asia/Pacific Europe Latin/Caribbean Africa/Middle East Southeast

24 Example: European Peak (Apr-Oct) International widebody capacity matched to seasonal demand Larger aircraft redeployed to hubs and high density routes Example: Portland – Amsterdam A330-200 767-300 New York (JFK) – Amsterdam 767-300 A330-200 Current Schedule Narrowbody aircraft scheduled based on capacity and capability • Use small, narrow-body domestic aircraft to upgrade high demand markets served by single-class regional jets • Optimization of mission capable aircraft across the combined network Future Schedule Latin Peak (Nov-Mar) 747-400 747-400 767-300ER 767-300ER Atlanta – Rome Atlanta – Sao Paulo Balanced Fleet Network optimization supported by distinct Northwest and Delta fleets

25 – Joint ventures between KLM/Northwest and Air France/Delta can be integrated into a single joint venture Anti-trust immunity has been approved – Leading global hubs in New York-JFK, Detroit, Amsterdam, Paris, and Atlanta No carrier combination can match – Common alliance membership eases integration – Provides proven platform for future international growth Trans-Atlantic Joint Venture The combination creates the world’s largest immunized joint venture

26 File Hart- Scott-Rodino with Department of Justice and make other regulatory filings Complete regulatory process Shareholder approval Close merger Begin integrating airlines April 2008 Fall/Winter 2008 INTEGRATION PLANNING Timeline

[LOGO]

28 Appendix GAAP to Non-GAAP Reconciliation

29 GAAP to Non-GAAP Reconciliation Slide 4: 2007 Financial Highlights Pre-tax Income & EBITDAR (mil) (In millions, except where noted) 2006 2007 Pre-tax Income Form 10-K Form 10-K Income (Loss) Before Income Taxes (2,864) $ 2,315 $ Reorganization items, net 3,165 (1,551) Pre-tax income (loss) excluding reorganization items 301 $ 764 $ EBITDAR 2006 2007 Operating Income 740 $ 1,104 $ Items excluded: Depreciation and amortization 519 495 Aircraft rent 226 378 Regional aircraft rent expense reclassification 188 - Out-of-period fuel hedge (gain) / loss 3 (20) Reliability incentive program expense 13 25 Total items excluded 949 877 EBITDAR excluding out-of-period fuel hedge (gain) / loss and reliability incentive program expense 1,689 $ 1,981 $

30 GAAP to Non-GAAP Reconciliation Slide 4: 2007 Financial Highlights Revenues & Costs (In millions, except where noted) Revenue & Costs 2006 2007 YOY Change % Change Operating Revenues Passenger revenues 9,230 9,428 Regional carrier revenues 1,399 1,405 Effect of fresh-start reporting - 94 Total passenger revenue 10,629 10,927 Consolidated available seat miles 92,944 93,328 Consolidated Passenger revenue per ASM (RASM) 11.44 ¢ 11.71 ¢ 0.27 ¢ 2.4 % Total Operating Expenses 11,828 11,424 Items Excluded: Passenger aircraft fuel and taxes (2,941) (2,945) Regional carrier expenses (1,406) (1,259) Freighter operations (804) (654) MLT Inc. - net of intercompany eliminations (193) (177) Other (43) (56) Non-fuel mainline operating costs 6,441 6,333 Unusual Items: Severance charges (23) - Non-fuel operating costs, excluding unusual items 6,418 6,333 Total Operating Mainline ASMs 85,738 86,310 Mainline CASM Excluding Fuel and Unusual Items 7.49 ¢ 7.34 ¢ (0.15) ¢ (2.0) % Unrestricted Cash 2006 2007 Form 10-K Form 10-K Cash and cash equivalents 1,461 $ 2,939 $ Unrestricted short-term investments 597 95 Unrestricted Cash 2,058 $ 3,034 $

31 GAAP to Non-GAAP Reconciliation Slide 5: First Quarter 2008 Financial Results (In millions) 1Q 2008 1Q 2007 B / (W) YoY Operating Revenues 3,127 $ 2,873 $ 254 $ Fuel 1,114 $ 704 $ (410) $ Regional Carrier Fuel 108 73 (35) Fuel Expense 1,222 $ 777 $ (445) $ Net income / (loss) - as reported (4,139) $ (292) $ (3,847) $ Items Excluded: Reorganization items, net - (393) 393 Impairment charges (3,935) - (3,935) Mark-to-market on fuel derivatives to be settled in future periods (13) 28 (41) (191) $ 73 $ (264) $ Adjusted net income

32 GAAP to Non-GAAP Reconciliation Slide 6: May Year-To-Date Revenue Performance Consolidated RASM - May YTD (In millions, except where noted) May YTD 2007 Passenger Revenue 4,289 $ Total Operating ASMs 38,650 2007 Consolidated May YTD RASM 11.10 ¢ 2008 Passenger Revenue 4,584 $ Items Excluded (Fresh Start Impact): Frequent Flyer Program 25 Passenger Revenue excluding Fresh Start 4,609 $ Total Operating ASMs 39,508 2008 Consolidated May YTD RASM excluding Fresh Start 11.67 ¢ 2007 2008

33 GAAP to Non-GAAP Reconciliation Slide 8: 2007 Results vs Plan of Reorganization (POR) RASM vs. Industry 2007 Labor CASM (cts) Year Ended 2007 (In millions, except where noted) December 31, 2007 (In millions, except where noted) Form 10-K Consolidated passenger revenues 10,833 $ Operating Expenses Fresh-start impact 94 Salaries, wages and benefits 2,568 $ Consolidated passenger revenues, excluding fresh-start impact 10,927 $ Less: Subsidiary salaries, wages and benefits (274) Consolidated scheduled available seat miles 93,328 Incentive and success sharing (123) Other non-cash emergence related items (76) Consolidated adjusted passenger revenue per ASM (RASM) 11.71 ¢ 2,095 $ Total Operating Mainline ASMs 86,310 2007 Total CASM ex-Fuel (cts) 2007 NWA Labor CASM 2.43 ¢ (In millions, except where noted) Form 10-K Total Operating Expenses 11,424 $ Items Excluded: Passenger aircraft fuel and taxes (2,945) Regional carrier expenses (1,259) Freighter operations (654) MLT Inc. - net of intercompany eliminations (177) Other (56) Non-fuel mainline operating costs 6,333 $ Total Operating Mainline ASMs 86,310 Non-operating expenses 340 $ Unusual items (14) Total Other Income, excluding unusual items 326 $ Non-fuel total costs, excluding unusual items 6,659 $ NWA Total CASM Ex-Fuel and Unusual Items 7.72 ¢

34 GAAP to Non-GAAP Reconciliation Slide 10: Strong Network RASM vs. Industry (In millions, except where noted) Year Ended December 31, 2007 Consolidated passenger revenues 10,833 $ Fresh-start impact 94 Consolidated passenger revenues, excluding fresh-start impact 10,927 $ Consolidated scheduled available seat miles 93,328 Consolidated adjusted passenger revenue per ASM (RASM) 11.71 ¢

35 GAAP to Non-GAAP Reconciliation Slide 11: Competitive Cost Structure 2007 Total CASM ex-Fuel (cts) 2007 (In millions, except where noted) Form 10-K Total Operating Expenses 11,424 $ Items Excluded: Passenger aircraft fuel and taxes (2,945) $ Regional carrier expenses (1,259) Freighter operations (654) MLT Inc. - net of intercompany eliminations (177) Other (56) Non-fuel mainline operating costs 6,333 $ Total Operating Mainline ASMs 86,310 Non-operating expenses 340 $ Unusual items (14) Total Other Income, excluding unusual items 326 $ Non-fuel total costs, excluding unusual items 6,659 $ NWA Total CASM Ex-Fuel and Unusual Items 7.7 ¢

36 GAAP to Non-GAAP Reconciliation Slide 12: Strong Liquidity Liquidity / LTM Revenue (%) (In millions, except where noted) Liquidity March 31, 2008 Cash and cash equivalents 3,187 $ Unrestricted short-term investments 40 Undrawn facilities 117 Funded Tax Trust 325 3,669 $ LTM Revenue LTM Ended 1Q 4Q 3Q 2Q March 31, 2008 2008 2007 2007 2007 LTM operating revenue ended March 31, 2008 12,782 $ 3,127 $ 3,096 $ 3,378 $ 3,181 $ Liquidity / LTM Revenue (%) 29%

37 GAAP to Non-GAAP Reconciliation Slide 13: Strong Balance Sheet Net Debt / LTM EBITDAR (In millions) Net Debt March 31, 2008 Form 10-Q Long-Term Debt 7,123 $ Long-Term Obligations Under Capital Leases 125 7,248 Present Value of Leases 2,238 9,486 Cash and cash equivalents (3,187) Unrestricted short-term investments (40) Net Debt 6,259 $ LTM EBITDAR LTM Ended 1Q 4Q 3Q 2Q March 31, 2008 2008 2007 2007 2007 Operating Income (3,150) $ (4,053) $ 87 $ 459 $ 357 $ Items excluded: Deprecia tion and amortization (excluding in impairment charges, below) 505 131 128 122 124 Aircraft rent 375 93 94 93 95 Impairment charges 3,934 3,934 - - - Reliability incentive program expense 25 - 13 12 - Total items excluded 4,839 4,158 235 227 219 EBITDAR excluding reliability incentive program expense 1,689 $ 105 $ 322 $ 686 $ 576 $ Net Debt / LTM EBITDAR 3.7